UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2007

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 31, 2007, InfoSpace, Inc. (“InfoSpace” or the “Company”) completed the sale of certain assets and the transfer of certain liabilities related to its online directory business, including its online yellow and white pages services (collectively, the “Directory Business”) to Idearc Inc. (“Idearc”), pursuant to the terms of a definitive Asset Purchase Agreement (the “Purchase Agreement”), dated September 15, 2007, by and between the Company and Idearc, for total consideration of approximately $225 million in cash, subject to certain purchase price adjustments set forth in the Purchase Agreement.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission on September 19, 2007, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The information to be included in the unaudited pro forma condensed consolidated balance sheet of InfoSpace as of September 30, 2007, and the related unaudited pro forma condensed consolidated statement of operations of InfoSpace for the nine months ended September 30, 2007, are reflected in InfoSpace’s Quarterly Report on Form 10-Q for the three months ended September 30, 2007, filed with the Securities and Exchange Commission on November 6, 2007, and are incorporated herein by reference.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2006, 2005, and 2004 (collectively, the “Pro Forma Condensed Consolidated Statements of Operations”), are attached hereto as Exhibit 99.1. These Pro Forma Condensed Consolidated Statements of Operations give effect to the Company’s sale of its Directory Business to Idearc as if it had occurred on January 1, 2004.

The unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared by InfoSpace’s management and are provided for informational purposes only. The unaudited Pro Forma Condensed Consolidated Statements of Operations do not purport to reflect the results of operations that would have existed or occurred had such transaction taken place on the date indicated, nor do they purport to reflect the financial condition or results of operations that will exist or occur in the future. The unaudited Pro Forma Condensed Consolidated Statements of Operations, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s historical consolidated financial statements and the notes thereto included in its Quarterly Report on Form 10-Q for the three months ended September 30, 2007 and in its Annual Report on Form 10-K for the year ended December 31, 2006.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2006

(amounts in thousands, except per share data)

	Historical InfoSpace(1)	Directory(2)		Pro Forma InfoSpace
Revenues	$371,737	$33,103		$338,634
Operating expenses:
Content and distribution	178,327	4,327		174,000
Systems and network operations	31,222	978		30,244
Product development	46,340	4,905		41,435
Sales and marketing	46,518	2,664		43,854
General and administrative	51,725	154		51,571
Depreciation	16,083	2,457		13,626
Amortization of intangible assets	12,213	2,836		9,377
Restructuring and other, net	62,316	—		62,316

Total operating expenses	444,744	18,321		426,423

Operating income (loss)	(73,007)	14,782		(87,789)
Other income, net	19,381	(34)		19,415

Income (loss) before income taxes	(53,626)	14,748		(68,374)
Income tax benefit (provision)	38,538	(5,162	)(3)	43,700

Net income (loss)	$(15,088)	$9,586		$(24,674)

Net loss per share - Basic and Diluted	$(0.48)			$(0.79)

Weighted average shares outstanding used in computing basic and diluted net loss per share	31,254			31,254

See notes to the unaudited pro forma condensed consolidated financial statements.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2005

(amounts in thousands, except per share data)

	Historical InfoSpace(1)	Directory(2)		Pro Forma InfoSpace
Revenues	$339,968	$38,552		$301,416
Operating expenses:
Content and distribution	145,351	8,112		137,239
Systems and network operations	21,375	1,052		20,323
Product development	31,203	4,285		26,918
Sales and marketing	31,062	2,135		28,927
General and administrative	40,234	595		39,639
Depreciation	9,061	797		8,264
Amortization of intangible assets	15,265	3,798		11,467

Total operating expenses	293,551	20,774		272,777

Operating income	46,417	17,778		28,639
Other income, net	89,476	(48)		89,524

Income before income taxes	135,893	17,730		118,163
Income tax benefit (provision)	23,475	(6,206	)(3)	29,681

Net income	$159,368	$11,524		$147,844

Net income per share - Basic	$4.94			$4.58

Weighted average shares outstanding used in computing basic net income per share	32,284			32,284

Net income per share - Diluted	$4.47			$4.15

Weighted average shares outstanding used in computing diluted net income per share	35,616			35,616

See notes to the unaudited pro forma condensed consolidated financial statements.

INFOSPACE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2004

(amounts in thousands, except per share data)

	Historical InfoSpace(1)	Directory(2)		Pro Forma InfoSpace
Revenues	$249,354	$36,166		$213,188
Operating expenses:
Content and distribution	92,688	10,376		82,312
Systems and network operations	14,220	642		13,578
Product development	23,142	3,216		19,926
Sales and marketing	23,486	2,490		20,996
General and administrative	36,348	693		35,655
Depreciation	6,974	346		6,628
Amortization of intangible assets	9,920	2,690		7,230
Restructuring and other, net	(2,981)	—		(2,981)

Total operating expenses	203,797	20,453		183,344

Operating income	45,557	15,713		29,844
Other income, net	5,416	(15)		5,431

Income before income taxes	50,973	15,698		35,275
Income tax benefit (provision)	29	(5,494	)(3)	5,523

Income from continuing operations	$51,002	$10,204		$40,798

Income from continuing operations per share - Basic	$1.59			$1.27

Weighted average shares outstanding used in computing basic income per share	32,109			32,109

Income from continuing operations per share - Diluted	$1.40			$1.12

Weighted average shares outstanding used in computing diluted income per share	36,541			36,541

See notes to the unaudited pro forma condensed consolidated financial statements.

INFOSPACE, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Years ended December 31, 2006, 2005, and 2004

The accompanying Pro Forma Condensed Consolidated Financial Statements consist of the historical Condensed Consolidated Financial Statements of the Company, adjusted to exclude the historical operating results of the Company’s Directory Business, as described below:

1.	Represents the historical results of operations of the Company and were derived from the Company’s Condensed Consolidated Statements of Operations as previously reported in its Annual Report on Form 10-K for the years ended December 31, 2006, 2005, and 2004, before reflecting its Directory Business as discontinued operations.

2.	Represents the historical operating results of the Company’s Directory Business for the periods presented.

3.	Represents income taxes attributed to the Company’s Directory Business at an effective rate of 35%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007

INFOSPACE, INC.

By:	/s/ Allen M. Hsieh
Allen M. Hsieh
Chief Financial Officer